SCHEDULE 14A
                                 (RULE 14A-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14A INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement.
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
     [ ]  Definitive Proxy Statement.
     [ ]  Definitive Additional Materials.
     [ ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12.

                            ATSI COMMUNICATIONS, INC.
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

     [X]  No Fee Required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                            ATSI COMMUNICATIONS, INC.
                         8600 WURZBACH ROAD, SUITE 700W
                              SAN ANTONIO, TX 78240
                                 (210) 614-7240

Dear Stockholders:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of ATSI Communications, Inc. ("ATSI") that will be held at 10:00 AM (local time) on April 27, 2004, at the Conference Hall of the Dr. Burton E. Grossman International Conference Center, University of the Incarnate Word, 4301 Broadway, San Antonio, Texas.

     Persons owning shares of the Common Stock, $.001 par value per share (the "Common Stock") or the Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred Stock") of record as of March 22, 2004 are entitled to notice of and to vote at the Annual Meeting. At the meeting you will be asked to consider and vote upon the following matters more fully described in the accompanying Proxy Statement:

     PROPOSAL  1.     ELECTION  OF  DIRECTORS.  You will have the opportunity to
     ----------------------------------------
     elect two members of the Board of Directors for a term of three years. The following persons are our nominees for election:

                              Murray R. Nye
                              Richard C. Benkendorf

     PROPOSAL  2.     APPOINTMENT  OF AUDITORS.  You will be asked to ratify the
     -----------------------------------------
     selection of Malone and Bailey, PLLC as our independent auditors for the year ending July 31, 2004.

     PROPOSAL  3.     RE-INCORPORATION  IN NEVADA.  You will be asked to approve
     --------------------------------------------
     the re-incorporation of ATSI in Nevada by merging ATSI with and into a wholly owned subsidiary created for that purpose.

     If other business is properly raised at the meeting or if we need to adjourn the meeting, you will be asked to vote on these matters, too. This Notice and the accompanying Proxy Materials and Proxy were first mailed on March 26, 2004.

     YOUR VOTE IS IMPORTANT. WE ASK YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SIGNATURE OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PROXY IF YOU LATER DECIDE TO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF YOUR BROKER, NOMINEE OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER, NOMINEE OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                                Sincerely,


                                Arthur L. Smith
                                President and Chief Executive Officer

                            ATSI COMMUNICATIONS, INC.
                         8600 WURZBACH ROAD, SUITE 700W
                              SAN ANTONIO, TX 78240
                                 (210) 614-7240
                                _______________

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                        APRIL 27, 2004, AND ADJOURNMENTS
                                _______________

           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
                                 MARCH 26, 2004
                                _______________

                     SOLICITATION BY THE BOARD OF DIRECTORS

     The accompanying proxy, for use only at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 AM (local time) on April 27, 2004, and any and all adjournments thereof, is solicited by the Board of Directors of ATSI Communications, Inc. (the "Company" or "ATSI"). We are making this solicitation by mail and in person or by telephone through our officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

                            MATTERS TO BE CONSIDERED

     As of the date of these proxy materials, the Board of Directors is aware of the following matters that will be considered at the meeting:

     PROPOSAL  1.     ELECTION  OF  DIRECTORS.  You will have the opportunity to
     ----------------------------------------
     elect two members of the Board of Directors for a term of three years. The following persons are our nominees for election:

                              Murray R. Nye
                              Richard C. Benkendorf

     PROPOSAL  2.     APPOINTMENT  OF AUDITORS.  You will be asked to ratify the
     -----------------------------------------
     selection of Malone and Bailey, PLLC as our independent auditors for the year ending July 31, 2004.

     PROPOSAL  3.     RE-INCORPORATION  IN NEVADA.  You will be asked to approve
     --------------------------------------------
     the re-incorporation of ATSI in Nevada by merging ATSI with and into a wholly owned subsidiary created for that purpose.

     In addition, other proper matters relating to the administration of the meeting and matters of which the Board of Directors has no knowledge may be brought before the meeting for a vote. The accompanying Proxy grants discretionary authority to the proxy to vote on such matters.

                                 QUORUM REQUIRED

     Holders of Common Stock and Series A Preferred Stock as of March 22, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 103,655,190 shares of Common Stock outstanding, which were held by approximately 1,466 holders of record and approximately 12,941 beneficial owners, and 4,370 shares of Series A Preferred Stock held by nine (9) holders of record. Together, there are a total of 104,306,320 voting interests entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on each matter to come before the Annual Meeting and one (1) vote for each vacancy on the Board of Directors. Each share of Series A Preferred Stock is entitled to 149 votes on each matter to come before the Meeting and 149 votes for each vacancy on the Board of Directors. Neither the Common Stock nor the Series A Preferred Stock are entitled to cumulate their votes.

     The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the meeting to constitute a quorum, the meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

     Directors are elected by a plurality of the votes cast at the meeting. The two (2) nominees that receive the greatest number of votes will be elected even though the number of votes received may be less than a majority of the shares represented in person or by proxy at the meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such a nominee and a quorum is present.

     The ratification of Malone and Bailey, PLLC as the Company's independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is present.

     The approval of the re-incorporation of the Company in Nevada requires the affirmative vote of a majority of the issued and outstanding voting interests, voting together as a class, and a majority of the Common Stock, voting separately as a class. Proxies that abstain from voting on this proposal and broker non-votes will have the same effect as a vote against this proposal. Failure to return a proxy or to vote your shares at the meeting will also have the same effect as a vote against this proposal.

     Other matters that are properly brought before the meeting will require the affirmative vote of at least a majority of the voting interests represented in person or by proxy at the meeting. Certain matters, such as an amendment to the Articles of Incorporation, may require a greater number of votes if they are properly brought before the meeting. We are not aware of any other matters that will be brought before the meeting at the time these Proxy Materials were mailed.

                REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

     Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the meeting. All properly executed proxies received by the Company and not revoked will be voted at the meeting, or any adjournment thereof, in accordance with the specifications of the stockholder. IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY, SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN, FOR RATIFICATION OF MALONE AND BAILEY, PLLC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR, AND FOR THE RE-INCORPORATION OF THE COMPANY IN NEVADA. PROXIES ALSO GRANT DISCRETIONARY PROPER AUTHORITY AS TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING, MATTERS INCIDENT TO THE CONDUCT OF THE MEETING, AND MATTERS PRESENTED AT THE MEETING OF WHICH THE BOARD OF DIRECTORS HAD NO NOTICE ON THE DATE HEREOF.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists the beneficial ownership of shares of the Company's Common Stock and Series A Preferred Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock or Series A Preferred Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer during the last fiscal year or at any time during the year ended July 31, 2003, (iv) the four highest compensated executive officers who were serving as executive officers on July 31, 2003, (v) each person who would have been one of the four highest compensated executive officers but was not serving as an executive officer on July 31, 2003, and (vi) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of March 22, 2004 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office and all shares are beneficially owned solely by the person indicated.

                                                               SERIES A
NAME OF                           COMMON          PERCENT OF   PREFERRED       PERCENT OF   TOTAL VOTING        PERCENT OF
INDIVIDUAL OR GROUP                STOCK           CLASS(1)      STOCK          CLASS(2)     INTERESTS           TOTAL(3)
-------------------------------  ---------        -----------  ---------       -----------  ------------        -----------
5% STOCKHOLDERS

Peter Blindt                           -0-                  *        500             11.4%        74,500                  *
30 E. Huron #5407
Chicago, IL 60611

Edward Corcoran                        -0-                  *        500             11.4%        74,500                  *
6006 W. 159th Street
Bldg. C 1-W
Oak Forest, IL 60452

Gerald Corcoran                        -0-                  *        500             11.4%        74,500                  *
11611 90th Avenue
St. John, IN 46373

Joseph Migilio                         -0-                  *      1,005  (4)        23.0%       149,745   (4)            *
13014 Sandburg Ct.
Palos Park, IL 60464

Rocky Dazzo                            -0-                  *        620  (4)        14.2%        92,300   (4)            *
9931 W. Mission Dr.
Palos Park, IL 60464

Jeffrey Tessiatore                     -0-                  *        500             11.4%        74,500                  *
131 Settlers Dr.
Naperville, IL 60565

Albert Vivo                            -0-                  *        500             11.4%        74,500                  *
9830 Circle Parkway
Palos Park, IL 60464

Gary Wright                            -0-                  *        750             17.2%       111,750                  *
3404 Royal Fox Dr.
St. Charles, IL 60174

INDIVIDUAL OFFICERS,
  DIRECTORS AND
  NOMINEES

Arthur L. Smith                  3,488,448   (5)          3.3        -0-                *      3,488,448   (5)          3.3
President, Chief Executive
Officer, Director

Stephen M. Wagner                      -0-                  *        -0-                *            -0-                  *
Former Chief Executive
Officer (6)

Raymond G. Romero                      -0-                  *        -0-                *            -0-                  *
Former Interim Chief Executive
Officer (7)

Ruben R. Caraveo                   200,000   (8)            *        -0-                *        200,000   (8)            *
Vice President, Sales and
Operations

John R. Fleming                    153,334   (9)            *        -0-                *        153,334   (9)            *
Director

Richard C. Benkendorf              320,834  (10)            *        -0-                *        320,834  (10)            *
Director

Murray R. Nye                      455,844  (11)            *        -0-                *        455,844  (11)            *
Director

ALL OFFICERS AND                 4,810,960  (12)          4.6        -0-                *      4,810,960  (12)          4.6
  DIRECTORS AS A GROUP

_______________

     *    Less than 1%


                                      -5-

(1)  Based  on  103,655,190  shares of Common Stock outstanding as of March 22, 2004.  Any shares represented by options exercisable within 60 days after March 22, 2004 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.
(2)  Based  on  4,370  shares  of  Series  A  Preferred  Stock  outstanding  as  of  March  22,  2004.
(3)  Based  on  104,306,320  voting  interests  outstanding  as  of  March  22, 2004.  Any shares represented by options exercisable within 60 days after March 22, 2004 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.
(4)  Includes  505  shares  owned  by  a  partnership  in  which  Messrs.  Dazzo  and  Migilio  are  partners.
(5)  Includes  200,000  shares  subject  to  options  exercisable  within  60  days  after  March  22,  2004.
(6)  Resigned  as  of  January  2003.
(7)  Resigned  as  of  May  2003.
(8)  Includes  100,000  shares  subject  to  options  exercisable  within  60  days  after  March  22,  2004.
(9)  Includes  66,666  shares  subject  to  options  exercisable  within  60  days  after  March  22,  2004.
(10) Includes 66,666 shares subject to options exercisable within 60 days after March 22, 2004 and 7,500 shares accrued for director fees that have not been issued.
(11) Includes 66,666 shares subject to options exercisable within 60 days after March 22, 2004 and 7,500 shares accrued for director fees that have not been issued.
(12) Includes  559,999  shares  subject  to  options  exercisable  within  60  days  after  March  22,  2004.

                               EXECUTIVE OFFICERS

     The names, ages and positions of all the executive officers of the Company as of January 31, 2004 are listed below. Except as noted below, each officer was last elected as an executive officer at the meeting of directors immediately following the last Annual Meeting of Stockholders in 2003. The executive officers serve at the pleasure of the Board of Directors. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                                                                   OFFICER
     NAME              AGE                POSITION                  SINCE
     ----------------  ---  -------------------------------------  -------
     Arthur L. Smith    39  President and Chief Executive Officer     2003
     Ruben R. Caraveo   35  Vice President, Sales and Operations      2003
     Antonio Estrada    29  Corporate Controller                      2003

     Mr. Smith has served as our President and Chief Executive Officer since May 2003. Mr. Smith also served as President of ATSI-Mexico from August 2002 to January 2003, as Chief Executive Officer and a director of the Company from June 1996 to August 2002 and as President of the Company since its formation in June 1996 to July 1998. Mr. Smith also served as President, Chief Operating Officer and a director of ATSI-Canada since its formation in May 1994. From December 1993 until May 1994, Mr. Smith served in the same positions with Latcomm International Inc., which company amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994. Mr. Smith also served as President and Chief Executive Officer of American TeleSource International, Inc., one of the Company's principal operating subsidiaries, from December 1993 to August 2001. From June 1989 to December 1993, Mr. Smith was employed as director of international sales by GeoComm Partners, a satellite-based telecommunications company located in San Antonio, providing telecommunications services to Latin America.

     Mr. Caraveo has served as Vice President of Sales and Operations since May 2003. Mr. Caraveo is responsible for Carrier Sales and the delivery of Carrier Services for both the U.S. and Mexico. Mr. Caraveo served as Vice President of Operations from May 2001 to January 2003. Prior to joining ATSI, Mr. Caraveo served as Vice President of Operations and Engineering at Vycera Communications where he was responsible for overseeing all daily operations, including network engineering, marketing, and the network trouble reporting and resolution departments. His previous experience also includes positions with Worldtel
Interactive, Frontier, and WorldCom. Mr. Caraveo has more than 14 years telecommunications industry experience, specializing in the areas of Network Engineering, Data and Systems Analysis, Product Marketing, and Systems Development. Mr. Caraveo attended California State University, Northridge, School of Engineering

     Mr.  Estrada  has  served  as  Corporate  Controller  since May 2003.  From
January 2002 through January 2003, Mr. Estrada served as Director of International Accounting and Treasurer. From January 2001 to January 2002, Mr. Estrada served in various roles within ATSI, including International Accounting Manager and general Accountant. Prior to joining ATSI in 1999 he served as a Senior Accountant for the Epilepsy Association of San Antonio and South Texas. Mr. Estrada graduated from the University of Texas at San Antonio, with a Bachelors of Business Administration, with a concentration in Accounting.

                             EXECUTIVE COMPENSATION

Summary  Compensation  Table

     The following table sets forth information concerning the compensation earned during the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the fiscal years ended July 31, 2003 (collectively, the "Named Executive Officers").

                                                   ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                              ===============================  =======================

                                                                      OTHER    SECURITIES
                                                                      ANNUAL   UNDERLYING
                                                                     COMPEN-    OPTIONS/
                                        FISCAL   SALARY     BONUS     SATION      SARS         LTIP
NAME AND PRINCIPAL POSITION              YEAR      ($)       ($)       ($)         (#)      PAYOUT ($)

Arthur L. Smith
President and Chief Executive Officer     2003  $  90,808  $ 14,105       (1)      300,000         -0-
                                          2002  $ 174,327  $ 24,004       (1)    1,166,666         -0-
                                          2001  $ 190,000       -0-       -0-          -0-         -0-

Stephen M. Wagner (2)
President and Chief Executive Officer     2003  $  71,154  $ 30,833       (1)          -0-         -0-
                                          2002  $ 174,327       -0-       (1)      500,000         -0-
                                          2001        -0-       -0-       -0-          -0-         -0-

Raymond G. Romero (3)
Interim President and Chief Executive
Officer                                   2003  $  56,923       -0-       (1)          -0-         -0-
                                          2002  $ 137,008       -0-       (1)      150,000         -0-
                                          2001  $ 140,000       -0-       (1)       50,000         -0-

Ruben R. Caraveo
Vice President, Sales and Operations      2003  $  71,154       -0-       (1)      150,000         -0-
                                          2002  $ 110,504       -0-       (1)          -0-         -0-
                                          2001  $  28,308       -0-       (1)      300,000         -0-

_________

     (1)  The  Company has concluded that the aggregate amount of such personal benefits does not exceed the lesser of $50,000 or 10% of annual salary and bonus for the Named Executive Officer.
     (2)  Mr.  Wagner  resigned  in  January  2003 and compensation included all compensation during the period of employment and severance benefits.
     (3)  Mr.  Romero  resigned in May 2003 and compensation included all compensation during the period of employment and severance benefits.

Stock  Option  Plans

     1997  Option  Plan:  The  American TeleSource International Inc. 1997 Stock
     ------------------
Option Plan (the "1997 Option Plan") was adopted in February 1997 by the Board of Directors of the Company and approved in May 1997 by the Company's stockholders. The 1997 Option Plan terminated on February 10, 1998. No further options will be granted under the 1997 Option Plan. All options outstanding under the 1997 Option Plan on the date of termination will remain outstanding under the 1997 Option Plan in accordance with their respective terms and conditions. As of July 31, 2003, options to purchase 2,000 shares were outstanding under the 1997 Option Plan at a weighted average exercise price of $.58 per share, all of which were exercisable. As of July 31, 2003, options to purchase a total of 4,463,331 shares had been exercised and options to purchase 451,668 shares were forfeited.

     1998  Option  Plan:  The American TeleSource International, Inc. 1998 Stock
     ------------------
Option Plan (the "1998 Option Plan") was adopted in September 1998 by the Board of Directors of the Company and approved in December 1998 by the Company's stockholders. The 1998 Option Plan authorizes the grant of up to 2,000,000 incentive stock options and non-qualified stock options to employees, directors and certain other persons. The 1998 Option Plan terminated on September 9, 2001. No further options will be granted under the 1998 Option Plan. All options outstanding under the 1998 Option Plan on the date of termination will remain outstanding under the 1998 Option Plan in accordance with their respective terms and conditions. As of July 31, 2003, options to purchase 352,834 shares were outstanding under the 1998 Option Plan at a weighted average exercise price of $.56 per share. As of July 31, 2003, options to purchase 340,334 shares were exercisable, options to purchase 757,254 had been exercised, and options to purchase 1,104,712 shares had been forfeited.

     2000  Option  Plan:  The  ATSI  Communications,  Inc.  2000 Incentive Stock
     ------------------
Option Plan (the "2000 Option Plan") was adopted in December 2000 by the Board of Directors of the Company and approved in February 2001 by the Company's stockholders. The 2000 Option Plan authorizes the grant of up to 9.8 million incentive stock options and non-qualified stock options to employees, directors and certain other persons. As of July 31, 2002, the Board had granted options to purchase 7,771,499 shares of Common Stock under the 2000 Option Plan at exercise prices from $.08 per share to $.64 per share. As of July 31, 2002, options to purchase 1,976,665 shares were exercisable at a weighted average exercise price of $.55 per share. No options had been exercised and options to purchase 3,961,500 shares had been forfeited.

Stock Option Grants in Fiscal 2003

     The following table shows stock options granted to each of the Named Executive Officers during the year ended July 31, 2003.

                                                                                      POTENTIAL
                                                                                     REALIZABLE
                                                                                       VALUE AT
                                                                                    ASSUMED RATES
                                                                                    OF STOCK PRICE
                                 INDIVIDUAL GRANTS                                   APPRECIATION
===================================================================================  ============

                     NUMBER OF     PERCENT OF TOTAL
                    SECURITIES       OPTIONS/SARS
                    UNDERLYING        GRANTED TO
                   OPTIONS/SARS   EMPLOYEE IN FISCAL   EXERCISE OR BASE  EXPIRATION
NAME                GRANTED (#)          YEAR               PRICE           DATE      5%   10%

Arthur L. Smith          300,000                55.6%
Stephen M. Wagner            -0-                 -0-   N/A               N/A         N/A   N/A
Raymond G. Romero            -0-                 -0-   N/A               N/A         N/A   N/A
Ruben R. Caraveo         150,000                27.8%

Aggregate Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

     The following table shows stock options exercised by the Named Executive Officers during the fiscal year ended July 31, 2003, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options held by each Named Executive Officer as of July 31, 2003 and the value of "in-the-money" options held by such persons as of July 31, 2003.

                                                     NUMBER OF
                    SHARES                           SECURITIES                     VALUE OF
                   ACQUIRED                          UNDERLYING                    UNEXERCISED
                      ON         VALUE               UNEXERCISED                  IN-THE-MONEY
                   EXERCISE   REALIZED ($)           OPTIONS/SARS                 OPTIONS/SARS
NAME                  (#)         (1)                AT 07/31/03                 AT 07/31/03 (2)

                                            Exercisable   Unexercisable    Exercisable  Unexercisable

Arthur L. Smith          -0-          -0-      1,099,999          500,000          -0-            -0-
Stephen M. Wagner        -0-          -0-            -0-              -0-          -0-            -0-
Raymond G. Romero        -0-          -0-            -0-              -0-          -0-            -0-
Ruben R. Caraveo         -0-          -0-        200,000          250,000          -0-            -0-

__________

(1)  The values of the exercised options represent the difference between the closing price of the shares underlying the options on the Over-the-Counter market and the exercise price of the options on the  date  of  exercise.

(2)  The  values  of  the  unexercised  options are based upon the difference between the exercise price  and  the closing price per share on July 31, 2003, as reported on the Over-the-Counter market.

                                PERFORMANCE GRAPH

     The  Common  Stock  has  been registered under Section 12 of the Securities
Exchange Act of 1934, as amended, since October 20, 1997. The following Performance Graph compares the cumulative total stockholder return on the Common Stock from July 31, 1998 through July 31, 2003 with the cumulative total return of the NASDAQ Market Value Index and the NASDAQ Telecommunications Index. The graph assumes that the value of the investment in the Common Stock and each index was $100 at July 31, 1998 and that all dividends were reinvested.


                                [GRAPHIC OMITTED]

                      Comparison of Cumulative Total Return
       Among the Company, NASDAQ Index and NASDAQ Telecommunications Index

-------------------------------------------------------------------------------
                     July 31,  July 31,  July 31,  July 31,  July 31,  July 31,
                       1998      1999      2000      2001      2002      2003
-------------------  --------  --------  --------  --------  --------  --------
The Company             100.0    144.32    440.34     46.59     10.23      6.70
-------------------  --------  --------  --------  --------  --------  --------
NASDAQ Market Index     100.0    136.68    190.82    107.75     66.68     86.07
-------------------  --------  --------  --------  --------  --------  --------
Telecom Index           100.0     147.7    186.96     65.41     22.53     35.47
-------------------------------------------------------------------------------

     The foregoing graph is based on historical data and is not necessarily indicative of future performance.

                               PROPOSAL NUMBER 1:
                              ELECTION OF DIRECTORS

     The business affairs of the Company are managed under the direction of the Board of Directors consisting of seven (7) persons, divided into three (3) classes. Members of each class serve offset terms of three (3) years so that only one class is elected each year. Class C, consisting of Mr. Fleming and a vacancy for which no nominee has been named, will continue to serve following this Annual Meeting of Stockholders for a term that will expire at the Annual Meeting of Stockholders in 2005. Class A, consisting of Mr. Smith and two vacancies for which no nominees have been named, will continue to serve following this Annual Meeting of Stockholders for a term that will expire at the Annual Meeting of Stockholders in 2006. Class B, consisting of Messrs. Nye and Benkendorf both of whom have been nominated for re-election at this Annual Meeting of Stockholders, will serve for a term that will expire at the Annual
Meeting of Stockholders in 2007. THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED BELOW BE ELECTED BY THE STOCKHOLDERS. UNLESS OTHERWISE SPECIFIED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF FOR THE ELECTION OF THE PERSONS WHOSE NAMES ARE LISTED IN THE FOLLOWING TABLE AS NOMINEES FOR DIRECTORS WHOSE TERM WILL EXPIRE IN 2007.

                          PERSONS NOMINATED FOR DIRECTORS WHOSE TERM WILL EXPIRE IN 2007

                                                                                                          DIRECTOR
                            NAME AND PRINCIPAL OCCUPATION                                            AGE   SINCE
===================================================================================================  ---  --------

MURRAY R. NYE  Mr. Nye is a self-employed consultant.  Since 1994 he has served as Chief Executive    50      1996
Officer and a director of ATSI-Canada, a dormant subsidiary.  From December 1993 until May 1994,
Mr. Nye served as Chief Executive Officer and director with Latcomm International Inc., which amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994.  From 1992 to 1995,
Mr. Nye served as President of Kirriemuir Oil & Gas Ltd.  Mr. Nye serves as a director of D.M.I.
Technologies, Inc., an Alberta Stock Exchange-traded company.

RICHARD C. BENKENDORF  From 1991 to present, Mr. Benkendorf has been a principal of Technology        65      1996
Impact Partners, which provides advisory and investment services.  From 1989 to 1991, Mr.
Benkendorf served as Senior Vice President Investment, Planning, Mergers & Acquisitions and Venture
Capital for Ameritech, a communications services company.

THE FOLLOWING PERSONS HAVE BEEN PREVIOUSLY ELECTED AS DIRECTORS OF THE COMPANY AND WILL CONTINUE TO SERVE AFTER THE ANNUAL MEETING.

                                        DIRECTORS WHOSE TERM EXPIRES IN 2006

                                                                                                            DIRECTOR
                            NAME AND PRINCIPAL OCCUPATION                                              AGE   SINCE
=====================================================================================================  ---  --------

ARTHUR L. SMITH  Mr. Smith has served as our President and Chief Executive Officer since May 2003.      39      2003
Mr. Smith also served as President of ATSI-Mexico from August 2002 to January 2003, as Chief
Executive Officer and a director of the Company from June 1996 to August 2002 and as President of the
Company since its formation in June 1996 to July 1998.  Mr. Smith also served as President, Chief
Operating Officer and a director of ATSI-Canada since its formation in May 1994.  From December 1993 until May 1994, Mr. Smith served in the same positions with Latcomm International Inc., which company amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994.  Mr. Smith also served as President and Chief Executive Officer of American TeleSource International, Inc., one of the
Company's principal operating subsidiaries, from December 1993 to August 2001.  From June 1989 to
December 1993, Mr. Smith was employed as director of international sales by GeoComm Partners, a satellite-based telecommunications company located in San Antonio, providing telecommunications services to Latin America.

                                         DIRECTORS WHOSE TERM EXPIRES IN 2005

                                                                                                             DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                                           AGE   SINCE
======================================================================================================  ---  --------

JOHN R. FLEMING  Mr. Fleming is the principal and founder of Vision Corporation, an early-stage          48      2001
investment company that focuses on communications technologies, service and hardware.  Prior to forming Vision Corporation, Mr. Fleming served as President, International of IXC Communications, Inc.
from April 1998 to December 1999.  Immediately prior to that he served as IXC's President of Emerging
Markets from December 1997, as Executive Vice President of IXC from March 1996 through November
1997 and as Senior Vice President of IXC from October 1994 through March 1996.  He served as Vice
President of Sales and Marketing of IXC from its formation in July 1992 until October 1994.  Prior to that, Mr. Fleming served as Director of Business Development and Director of Carrier Sales of CTI from
1986 to March 1990 and as Vice President -- Marketing and Sales of CTI from March 1990 to July 1992.
Mr. Fleming was a Branch Manager for Satellite Business Systems from 1983 to 1986.

Meetings of the Board and Committees

     The Board of Directors of the Company held a total of 28 meetings during the fiscal year ended July 31, 2003. No incumbent director of the Company during fiscal 2003 attended fewer than 75% of the aggregate number of meetings of the Board and all committees on which the director served and which he was entitled to attend.

     The Board of Directors does not have a separate Nominating Committee or Compensation Committee and performs all of the functions of such committees. The Audit Committee of the Board of Directors is composed of Messrs. Nye and Benkendorf. Pursuant to the written charter of the Audit Committee, it is responsible for the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee held [____] meetings during the fiscal year ended July 31, 2003. Both Mr. Nye and Mr. Benkendorf are independent directors as defined in Rule 4200(a)(15) of the NASD listing standards and had determined that Mr. Benkendorf qualifies as an audit committee financial expert based on his experience in financial matters.

Certain  Relationships  and  Related  Transactions

     We have entered into a month-to-month agreement with Technology Impact Partners, a consulting firm of which Director Richard C. Benkendorf is principal and owner. Under the agreement, Technology Impact Partners provides us with various services that include strategic planning, business development and financial advisory services. Under the terms of the agreement, we were obligated to pay the firm $3,750 per month plus expenses. In November 2000 the agreement was modified and the Company is obligated only to reimburse the firm for its expenses. At July 31, 2003, we were obligated to Technology Impact Partners for $79,794.

     In December 2002, the Company entered into a note payable with Director John R. Fleming, in the original principal amount of $25,000 and bearing interest at the rate of 7% per annum. During the year ended July 31, 2003, the Company did not make any payments on this note. At July 31, 2003, we were obligated to Mr. Fleming for $35,377 for this note, delinquent directors' fees and related expenses.

Compensation  of  Directors

     Directors are reimbursed their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors. In addition, each Director that is not an officer of the Company receives $1,250 and 1,500 shares of Common Stock for each meeting of the Board attended in person and $250 for each meeting attended by telephone.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year ended July 31, 2003, all of its directors and executive officers timely filed all reports required by
Section  16(a)  of  the  Securities  Exchange  Act.

                          BOARD AUDIT COMMITTEE REPORT

     The  Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2003 with the management of the Company;

     2. Discussed with the Company's Independent Auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's Independent Auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and has discussed with the Independent Auditors their independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended July 31, 2003 be included in the Company's Annual Report on Form 10-K.

Respectfully submitted,
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Murray R. Nye
Richard C. Benkendorf

                               PROPOSAL NUMBER 2:
                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Malone and Bailey, PLLC. to serve as independent public accountants of the Company for the fiscal year ending July 31, 2004. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. A representative of Malone and Bailey, PLLC will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     Tanner + Co. served as the independent accountants of the Company since 2002. On December 9, 2003, the Board of Directors approved the recommendation of its Audit Committee that the firm of Tanner + Co. be dismissed as its independent public accountants and that the firm of Malone and Bailey, PLLC be engaged as the independent auditors of the Company. The opinion of Tanner + Co. for fiscal 2002 and fiscal 2003 contained a qualification as to the uncertainty of the Company's ability to continue as a going concern but was not otherwise qualified or limited. During the year ended July 31, 2002 and 2003 and through the date hereof, there were no disagreements with Tanner + Co. on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former auditors, would have been referred to in the auditors' report and there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     On December 13, 2001, the Board of Directors approved the recommendation of its Audit Committee that the firm of Arthur Andersen LLP be dismissed as its independent public accountants and that the firm of Ernst & Young, LLP be engaged as the independent auditors of the Company. On November 14, 2002, the Company's Board of Directors approved the recommendation of its Audit Committee that the firm of Ernst & Young, LLP be dismissed as its independent public accountants and that the firm of Tanner + Co. be hired as its independent public accountants for the fiscal year ending July 31, 2002. The opinion of Arthur Andersen LLP for fiscal 2001 contained a qualification as to the uncertainty of the Company's ability to continue as a going concern but was not otherwise qualified or limited. During the year ended July 31, 2001 and through the date hereof, there were no disagreements with Arthur Andersen LLP or Ernst & Young, LLP on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former auditors, would have been referred to in the auditors' report and there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company did not consult Malone and Bailey, PLLC with respect to the application of accounting principles to a specified transaction, proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K.

     The Company paid the following fees to its principal independent accountants for services during the fiscal years ended July 31, 2002 and July 31, 2003, which the Audit Committee has determined are compatible with maintaining the independence of Tanner + Co.

                                                        YEAR ENDED JULY 31,
          DESCRIPTION OF FEES                           2002           2003

          Audit Fees                                    $95,000       $35,000
          Audit Related Fees                                -0-           -0-
          Tax Fees                                          -0-           -0-
          All Other Fees                                    -0-           -0-

     The Audit Committee has instructed Malone and Bailey PLLC that any fees for non-audit services must be approved before being incurred.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE APPOINTMENT OF MALONE AND BAILEY, PLLC AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2004 BE RATIFIED BY THE STOCKHOLDERS. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR SUCH RATIFICATION AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. The ratification of Malone and Bailey, PLLC as the independent public accountants of the Company will not be binding on the Company and the Audit Committee may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Audit Committee to select other independent public accountants in the following year.

                                           PROPOSAL NUMBER 3:
                                       RE-INCORPORATION IN NEVADA

                                                 SUMMARY

=============================================================================================================

TRANSACTION:  Re-incorporation in Nevada

PURPOSE:      To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, reduce the number of shares of Common Stock outstanding, and reduce the amount of short sales of our Common Stock.  See "Principal Reasons for
              Re-incorporation"

METHOD:       Merger of ATSI Communications, Inc. with and into our wholly owned Nevada subsidiary, ATSI Merger Corporation.  See "Principal Features of the Re-incorporation"

EXCHANGE      One share of ATSI Merger Corporation Common Stock and ten (10) shares of ATSI
RATIOS:       Merger Corporation Series H Convertible Preferred Stock will be issued for each 100 shares of ATSI Communications, Inc. Common Stock held as of the Effective Date.  Any fractional shares of ATSI Merger Corporation Common Stock or Series H Convertible
              Preferred Stock will be rounded up to the nearest whole share.  See "Principal Features of the Re-incorporation"

              One share of ATSI Merger Corporation Preferred Stock, with substantially similar rights, preferences, limitations and designations, will be issued for each share of ATSI
              Communications, Inc. Preferred Stock outstanding as of the effective date.  See
              "Principal Features of the Re-incorporation"

EFFECTIVE     May 17, 2004, subject to approval by the ATSI Communications, Inc. stockholders.
DATE:

ADDITIONAL    Mandatory exchange of outstanding certificates representing shares of ATSI
PROVISIONS:   Communications, Inc. Common Stock for certificates representing shares of ATSI
              Merger Corporation Common Stock and ATSI Merger Corporation Series H Convertible
              Preferred Stock.  See "How to Exchange Old ATSI Certificates for New ATSI
              Certificates"

TAXATION:     We believe that the merger of ATSI Communications, Inc. with and into ATSI Merger
              Corporation will not be a taxable transaction.  See "Taxation of Re-incorporation"

=============================================================================================================

THE BOARD OF DIRECTORS RECOMMENDS THAT THE MERGER WITH ATSI MERGER CORPORATION BE APPROVED BY THE STOCKHOLDERS. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR SUCH APPROVAL AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

     The following discussion does not include all of the provisions of the Plan and Agreement of Merger between the Company ("Old ATSI") and its Nevada subsidiary, ATSI Merger Corporation ("New ATSI"), a copy of which is attached hereto as Exhibit "A," the Articles of Incorporation of New ATSI, a copy of which is attached hereto as Exhibit "B," and a description of the Series H Preferred Stock, a copy of which is attached hereto as Exhibit "C." Copies of the Certificate of Incorporation and the bylaws of Old ATSI and the bylaws of New ATSI are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal  Reasons  for  Re-incorporation

     We believe that the re-incorporation in Nevada will provide a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law, save taxes and other expenses, provide additional authorized and unissued shares of Common Stock, and increase the marketability of our securities.

     Nevada has adopted a modern code governing the formation and operation of corporations. It includes by statute many of the concepts developed judicially in Delaware. In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions and limits the ability of controlling stockholders to engage in certain transactions. The merger will result in these provisions being applicable to Old ATSI. Also as a result of the merger, New ATSI will have a greater number of authorized and unissued shares of Common Stock that can be issued to raise capital, compensate employees or consultants or for other corporate purposes.

     Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada, which will result in an immediate savings. We also believe that the cost of doing business as a Nevada corporation will be less because there are fewer reports that must be filed with agencies of the State of Nevada and the costs of litigation and other legal processes is less in Nevada.

     As of the Record Date there are 103,655,190 shares of Common Stock outstanding. The large number of shares outstanding makes administration of the share transfer records expensive and overly complicated for a Company with limited market capitalization. One of the features of the re-incorporation will be a conversion of 100 shares of Old ATSI Common Stock into one (1) share of New ATSI Common Stock which will make it more economical to maintain transfer records and make transactions in shares of New ATSI more economical.

     We believe that the price of our Common Stock may be artificially depressed due to abnormally high short-selling by speculators who are not stockholders. We believe that these sales are conducted through a practice commonly known as a "naked short" sale. Certain brokers may have permitted their customers to sell shares that are neither owned by such customers nor borrowed from another stockholder. As a result, the broker has not delivered the shares sold to the purchasers. If this practice is widespread, it creates severe pressure on the price of our stock since there is no limit on the number of shares that are traded. The re-incorporation in Nevada will permit us to require the delivery of certificates representing our shares for exchange in connection with the re-incorporation or subsequent changes in our capital structure. We believe that the practice of naked short sales, and the depression of our stock price which it has caused, will be discouraged as a result of the merger.

     We have been advised by our counsel in certain litigation filed by us that reincorporation in Nevada would be beneficial to the Company and its stockholders.

Principal  Features  of  the  Re-incorporation

     The re-incorporation will be effected by the merger of Old ATSI with and into our wholly owned subsidiary, New ATSI. New ATSI will be the surviving entity. The re-incorporation will be effective as soon as reasonably possible after the approval of the Plan and Agreement of Merger at the Annual Meeting.

     On the Effective Date (i) each of our stockholders as of the Effective Date will become entitled to receive one share of New ATSI Common Stock and ten (10) shares of New ATSI Series H Convertible Preferred Stock for each 100 shares of Old ATSI Common Stock surrendered, (ii) any fractional shares of New ATSI Common Stock or New ATSI Preferred Stock that would result from the merger will be rounded up to the nearest whole share, (iii) each of the owners of any series of our Preferred Stock will be entitled to receive an equal number of shares of the New ATSI Preferred Stock having identical designations, rights and preferences,
(iv) each share of New ATSI Common Stock owned by Old ATSI prior to the merger will be canceled and will resume the status of authorized and unissued New ATSI Common Stock, (v) Old ATSI will cease its corporate existence in the State of Delaware, and (vi) Old ATSI will cease to trade on the Over-the-Counter market under the symbol "ATSC" and New ATSI will begin trading under a new symbol and CUSIP to be assigned.

     The Articles of Incorporation and bylaws of New ATSI are substantially identical to the Certificate of Incorporation and bylaws of Old ATSI. Except for the differences between the laws of the State of Delaware, which govern Old ATSI, and the laws of the State of Nevada, which govern New ATSI, your rights as stockholders will not be affected by the merger. See the information under "Significant Differences between Old ATSI and New ATSI" for a summary of the differences between the laws of the State of Delaware and the laws of the State of Nevada.

     The Board of Directors and officers of New ATSI will consist of the persons who are our directors and officers prior to the merger. Our daily business operations will continue at the principal executive offices at the locations operated by Old ATSI.

Capitalization

     The merger will not affect stockholders' equity but will result in a change to the number and description of the shares of capital stock outstanding and the number of shares of Common Stock that are authorized and unissued.

     The authorized capital of Old ATSI consists of 200,000,000 shares of Common Stock, $.001 par value, and 10,000,000 shares of Preferred Stock, $.001 par value. As of March 22, 2004, there were 103,655,190 shares of Old ATSI Common Stock and 20,042 shares of Old ATSI Preferred Stock outstanding. In addition, there were 8,673,659 shares of Old ATSI Common Stock reserved for issuance under outstanding warrants and options. The remaining 87,671,151 authorized shares of Common Stock are not sufficient to cover the number of shares of Common Stock issuable upon conversion of all outstanding securities convertible into Common Stock. As a result, no shares of Common Stock were available for issuance by the Board of Directors to raise capital for operations, compensation of employees or other corporate purposes.

     The authorized capital of New ATSI consists of 200,000,000 shares of capital stock divided into 150,000,000 shares of Common Stock, $.001 par value per share, and 50,000,000 shares of Preferred Stock, $.001 par value per share. The Board of Directors of New ATSI has adopted designations, rights and preferences for Preferred Stock which are identical to the rights and preferences of the Preferred Stock issued by Old ATSI. In addition, the Board of Directors of New ATSI has adopted rights and preferences of the Series H Convertible Preferred Stock (the "Series H Preferred Stock") that will be issued as a result of the merger. See "Description of Capital Stock of New ATSI". As a result of the merger and mandatory exchange of the Common Stock, New ATSI will have outstanding approximately 1,036,551 shares of Common Stock, 20,042 shares of Preferred Stock on terms identical to the outstanding shares of Old ATSI Preferred Stock, and 10,355,000 shares of Series H Preferred Stock. In addition, New ATSI has reserved 17,090,630 shares of Common Stock for issuance under outstanding warrants, options and securities convertible into Common Stock. Accordingly, the Board of Directors of New ATSI will have available approximately 132,872,000 shares of Common Stock and, 500,000 shares of Preferred Stock which are authorized but presently unissued and unreserved.

Description  of  Capital  Stock  of  New  ATSI

     Shares of New ATSI Common Stock will have one vote for each share and will otherwise be identical to the shares of Old ATSI Common Stock. Since all stockholders of Old ATSI will receive at least one (1) share of New ATSI Common Stock there will not be any change in the number of stockholders and all stockholders will own the same percentage ownership in New ATSI that they owned in Old ATSI, subject to minor changes as a result of rounding.

     Each owner of Old ATSI Common Stock on the Effective Date will also receive at least one (1) share of New ATSI Series H Preferred Stock. Each share of the Series H Preferred Stock may be redeemed by New ATSI at any time for one (1) share of New ATSI Common Stock, may be converted at the option of the holder to one and one-fifth (1.2) share of New ATSI Common Stock after one (1) year and may be converted at the option of the holder to one and one-half (1.5) share of New ATSI Common Stock after two (2) years. The Series H Preferred Stock does not vote on any matters (except as required by Nevada law with respect to changes in the rights of the Series H Preferred Stock) and shares equally with the shares of New ATSI Common Stock in distributions of dividends or liquidation amounts as though the Series H Preferred Stock had been converted to Common Stock.

Significant Differences Between the Old ATSI and New ATSI

     Old ATSI is incorporated under the laws of the State of Delaware and New ATSI is incorporated under the laws of the State of Nevada. Those stockholders that tender their certificates representing the shares of our Common Stock for exchange will become stockholders of New ATSI. Their rights as stockholders will be governed by the Nevada Business Corporation Act ("Nevada law") and the Articles of Incorporation and bylaws of New ATSI rather than the Delaware
General Corporation Law ("Delaware law") and the Old ATSI Certificate of Incorporation and bylaws.

     The corporate statutes of Nevada and Delaware have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

     Classified  Board  of  Directors.  Both  Delaware  and  Nevada  law  permit
     --------------------------------
corporations to classify their Board of Directors so that less than all of the directors are elected each year to overlapping terms. Both Old ATSI and New ATSI have classified boards consisting of three classes, elected to three-year terms. As a result of the merger, our directors will become directors of New ATSI with terms expiring at the same time as the terms to which they are elected for Old ATSI.

     Removal of Directors.  Under Delaware law, members of a classified Board of
     --------------------
Directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. In addition, the Certificate of Incorporation of Old ATSI requires the vote of two-thirds (2/3) of the voting interests entitled to vote on the election of the Directors to remove a Director. Nevada law provides that any or all directors may be removed by the vote of two-thirds (2/3) of the voting interests entitled to vote for the election of directors but does not distinguish between removal of directors with and without cause. The merger may make it easier for the stockholders of New ATSI to remove a member of the Board of Directors.

     Special Meetings of Stockholders.  Delaware law permits special meetings of
     --------------------------------
stockholders to be called by the Board of Directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The Certificate of Incorporation of Old ATSI provides that only the President of the Company or a majority of the Board of Directors may call a special meeting of the stockholders. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Articles of Incorporation and bylaws of New ATSI provide that special meetings of the stockholders may be called only by the Board of Directors or a committee of the Board of Directors that is delegated the power to call special meetings by the Board of Directors. The merger will not have a significant effect on the ability of the stockholders to call a special meeting.

     Special  Meetings  Pursuant  to  Petition  of  Stockholders.  Delaware  law
     -----------------------------------------------------------
provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The merger may make it more difficult for the stockholders of New ATSI to require that an annual meeting be held without the consent of the Board of Directors.

     Cumulative  Voting.  Cumulative  voting for directors entitles stockholders
     ------------------
to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the Board of Directors where such stockholders would not otherwise be able to elect any directors. Both Delaware and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Certificate of Incorporation of Old ATSI nor the Articles of Incorporation of New ATSI provide for cumulative voting. The merger does not change the rights of the stockholders to cumulate their votes.

     Vacancies.  Under  Delaware law and the Certificate of Incorporation of Old
     ---------
ATSI, vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of New ATSI address the election of persons to fill vacancies on the Board of Directors in the same manner.

     Indemnification  of  Officers  and  Directors  and Advancement of Expenses.
     --------------------------------------------------------------------------
Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: first, Nevada law applies to advance of expenses incurred by both officers and directors, and second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be no difference in stockholders' rights with respect to this issue because the bylaws of Old ATSI and New ATSI each provide for the mandatory advancement of expenses of directors and officers.

     Limitation  on  Personal  Liability  of  Directors.  Delaware law permits a
     --------------------------------------------------
corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation of Old ATSI excluded director liability to the maximum extent allowed by Delaware law. Nevada law permits, and New ATSI has adopted, a broader exclusion of liability of directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The merger will result in the elimination of any liability of a director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

     Dividends.  Delaware  law  is more restrictive than Nevada law with respect
     ---------
to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The merger makes it possible for New ATSI to pay dividends or other distributions that would not be payable under Delaware law.

     Restrictions  on  Business  Combinations.  Both  Delaware  and  Nevada  law
     ----------------------------------------
contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's Board of Directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

     Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's Board of Directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the Board of Directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

     Neither the Old ATSI nor New ATSI have opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the merger.

     Limitations  on  Controlling Stockholders.  Nevada law contains a provision
     -----------------------------------------
that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation. Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the stockholders adopted at a special or annual meeting. The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest. The person acquiring a controlling interest may request a meeting of the stockholders be called for this purpose and, if the Board of Directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them. Delaware does not have a similar provision and the merger may make it more difficult for a person to acquire control of New ATSI through acquisition of a majority of the shares issued.

     Amendment  to  Articles  of  Incorporation/Certificate  of Incorporation or
     ---------------------------------------------------------------------------
Bylaws.  Both  Delaware  and Nevada law require the approval of the holders of a
------
majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. The Certificate of Incorporation of Old ATSI requires 66-2/3% of the outstanding voting interests to approve certain amendments relating to the election of Directors, meetings of stockholders, exclusion of director liability, and indemnity of officers and directors. The merger may make it easier for the stockholders to amend the Articles of Incorporation of New ATSI.

     Issuance  of  Preferred  Stock; Increase in Shares.  Neither state requires
     --------------------------------------------------
stockholder approval for the Board of Directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its Board of Directors. Both Delaware and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the Board of Directors unless otherwise provided in the articles or certificate of incorporation or resolution adopted pursuant to the articles or certificate of incorporation, respectively.

     Actions  by  Written Consent of Stockholders.  Both Delaware and Nevada law
     --------------------------------------------
provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Although not required by Nevada law, New ATSI's bylaws require prompt notice to all stockholders of any action taken by less than unanimous written consent.

     Stockholder  Vote  for Mergers and Other Corporation Reorganizations.  Both
     --------------------------------------------------------------------
jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the Board of Directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Delaware nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Defenses  Against  Hostile  Takeovers

     The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the New ATSI Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the New ATSI
Articles of Incorporation and bylaws. Substantially similar provisions were contained in the Old ATSI Certificate of Incorporation and bylaws and the merger does not change the nature of the anti-takeover provisions or their effect.

     The anti-takeover provisions of the New ATSI Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of New ATSI without approval by the New ATSI Board of Directors. These provisions may tend to make it more difficult for the stockholders to remove the incumbent members of the Board of Directors or force other corporate changes without the approval of the Board of Directors. The provisions would not prohibit an acquisition of control of New ATSI or a tender offer for all of its capital stock but may have the effect of discouraging or preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

     Authorized Shares of Capital Stock.  The New ATSI Articles of Incorporation
     ----------------------------------
authorizes the issuance of up to 150,000,000 shares of Common Stock, of which only approximately 17,128,000 will be issued or reserved immediately following the merger. Shares of authorized and unissued Common Stock could be issued to a person that is friendly to the Board of Directors for the purpose of preventing an attempted takeover without approval of the stockholders of New ATSI. Moreover, the existence of a large number of authorized and unissued shares of capital stock may deter or discourage a potential acquirer from making an offer without the approval of the Board of Directors. The Board of Directors believes that it is advisable to maintain a significant number of authorized and unissued shares of capital stock so that the Company can take advantage of potential acquisitions and other opportunities without the delay inherent in authorization of such shares by the stockholders for each opportunity.

     Authorized  Shares  of  Preferred  Stock.  The  New  ATSI  Articles  of
     ----------------------------------------
Incorporation authorizes the issuance of up to 50,000,000 shares of serial Preferred Stock, without any action on the part of the stockholders. Shares of New ATSI's serial Preferred Stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. Issuance of such additional shares may dilute the voting interest of the New ATSI stockholders. If the Board of Directors of New ATSI determines to issue an additional class of voting Preferred Stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

     Stockholder  Meetings.  Nevada  law  provides  that  the annual stockholder
     ---------------------
meeting may be called by a corporation's Board of Directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The New ATSI Articles of Incorporation provides that annual stockholder meetings may be called only by the New ATSI Board of Directors or a duly designated committee of the board. Although this provision is intended to prevent the disruption of the company between annual meetings, it may also have the effect of preventing or making it more difficult for a person to obtain immediate control of New ATSI even if they own a majority of the outstanding shares.

     Advance Notice Requirements for Nomination of Directors and Proposal of New
     ---------------------------------------------------------------------------
Business  at  Annual Stockholder Meetings.  New ATSI's Articles of Incorporation
-----------------------------------------
provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

     Classified  Board  of  Directors  and  Removal  of  Directors.  New  ATSI's
     -------------------------------------------------------------
Articles of Incorporation provide that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third (1/3) of the number of directors. Each director will serve until his successor is elected and qualified. A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of New ATSI's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third (1/3) of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus, a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

     Restriction  of  Maximum  Number  of Directors and Filling Vacancies on the
     ---------------------------------------------------------------------------
Board  of  Directors.  Nevada  law  requires  that  the  Board of Directors of a
--------------------
corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. New ATSI's Articles of Incorporation provide that the number of directors (exclusive of directors, if any, to be elected by the holders of Preferred Stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the Board of Directors and requires the concurrence of at least two-thirds (2/3) of the entire Board of Directors. The effect of such provisions may be to prevent a person from quickly acquiring control of New ATSI through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Dissenters  Right  of  Appraisal

     Delaware law does not provide for appraisal of dissenting shares in the merger.

How to Exchange Old ATSI Certificates for New ATSI Certificates

     Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of New ATSI Common Stock and New ATSI Series H Preferred Stock. Upon surrender of a certificate representing Old ATSI Common Stock to New ATSI, together with a duly executed letter of transmittal, New ATSI will issue, as soon as practicable after approval of the Plan and Agreement of Merger, a certificate representing that number of shares of New ATSI Common Stock and New ATSI Series H Preferred Stock you are entitled to receive.

     If you own shares of Old ATSI Common Stock through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers. We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal. This will ensure that there are actually shares of New ATSI Common Stock and New ATSI Series H Preferred Stock in your name on the books and records of New ATSI.

     You are required to surrender your certificates representing Old ATSI Common Stock for certificates representing shares of New ATSI Common Stock and New ATSI Series H Preferred Stock. The Board of Directors of New ATSI determined that a reasonable period for you to submit certificates for exchange is 60 days from the Effective Date of the merger. Dividends and other distributions declared by New ATSI after the Effective Date with respect to Common Stock or Series H Preferred Stock and payable to holders of record thereof after the Effective Date will be paid ONLY to the holders of certificates representing New ATSI Common Stock or Series H Preferred Stock and not to the holders of unsurrendered certificates representing shares of Old ATSI. In addition, holders of unsurrendered certificates representing shares of Old ATSI Common Stock will not be entitled to notice of or to vote at any meetings of the stockholders of New ATSI until they surrender the certificate representing Old ATSI Common Stock. New ATSI may enforce the mandatory delivery of the certificates by action in the Nevada courts if you fail to deliver such certificates for exchange.

Taxation  of  Re-incorporation

     We have not sought or received an opinion from any person regarding the effect of the reincorporation on Old ATSI, New ATSI or our stockholders under federal income tax laws. We believe that for federal income tax purposes no gain or loss will be recognized by Old ATSI, New ATSI or the stockholders of Old ATSI who receive New ATSI common stock and Series H Preferred Stock for their Old ATSI common stock in connection with the reincorporation. The adjusted tax basis of each whole share of New ATSI common stock and Series H Preferred Stock received by a stockholder of Old ATSI as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of Old ATSI common stock. A stockholder who holds Old ATSI common stock will include in his holding period for the New ATSI common stock and Series H Preferred Stock that he receives as a result of the reincorporation his holding period for the Old ATSI common stock.

     THE FOREGOING DOES NOT ADDRESS THE EFFECT OF THE INTERNAL REVENUE CODE ON ANY STOCKHOLDER THAT IS A BANK, REAL ESTATE TRUST, BROKER, DEALER, INVESTMENT COMPANY OR OTHERWISE SUBJECT TO SPECIAL TAX TREATMENT; IS A FOREIGN PERSON; HOLDS OUR COMMON STOCK AS PART OF A "STRADDLE," "SYNTHETIC SECURITY," OR OTHER SECURITY HEDGE POSITION; OR WHOSE FUNCTIONAL CURRENCY IS NOT THE UNITED STATES DOLLAR. STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO STOCKHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                       WHERE YOU CAN FIND MORE INFORMATION

     ATSI Communications, Inc. files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC.") You may read and copy any reports, statements or other information ATSI files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. ATSI SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

     ATSI WILL PROVIDE ANY PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION, AT NO COST, UPON WRITTEN REQUEST AT THE FOLLOWING ADDRESS:

                            ATSI COMMUNICATIONS, INC.
                         8600 WURZBACH ROAD, SUITE 700W
                            SAN ANTONIO, TEXAS 78240

                              STOCKHOLDER PROPOSALS
                             FOR 2005 ANNUAL MEETING

     To be included in the proxy statement, any proposals of holders of our Common Stock intended to be presented at the next annual meeting of stockholders must be received by us no later than November 25, 2004, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Any holder of our Common Stock desiring to bring business before the next annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by us no later than the 10th day after notice of that meeting is published. Each notice of any such matter must include (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address of the stockholder who intends to propose such business; (c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; and (d) any material interest of the stockholder in such business.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                            ATSI COMMUNICATIONS, INC.
                            (a Delaware corporation)

                                       AND

                             ATSI MERGER CORPORATION
                             (a Nevada corporation)

PLAN AND AGREEMENT OF MERGER entered into on November 19, 2003, by ATSI Communications, Inc., a Delaware corporation ("ATSI"), and ATSI Merger Corporation, a Nevada corporation ("Merger Corporation").

     WHEREAS, ATSI is a business corporation of the State of Delaware; and

     WHEREAS, Merger Corporation is a business corporation of the State of Nevada; and

     WHEREAS, the Delaware General Corporation Law permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

     WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

     WHEREAS, ATSI and Merger Corporation and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge ATSI with and into Merger Corporation pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by ATSI and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Merger Corporation and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

     1. ATSI shall, pursuant to the provisions of the Delaware General Corporation Law and to the provisions of the General Corporation Law of the State of Nevada, be merged with and into Merger Corporation, which shall be the surviving corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation," and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Nevada. The separate existence of ATSI, which is sometimes hereinafter referred to as the "terminating corporation." shall cease at said effective time in accordance with the provisions of the Delaware General Corporation Law.

     2.     The  name  of  the  surviving  corporation  shall be changed to ATSI
Communications, Inc. The surviving corporation shall designate a series of preferred stock (the "Series H Convertible Preferred Stock") having preferences, limitations, and relative rights as set forth in Schedule A attached hereto. As amended, the present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

     3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

     4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

     5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one one-hundredth (.01) share of the common stock of the surviving corporation and one-tenth (.1) share of the Series H Convertible Preferred Stock of the surviving corporation. The surviving corporation shall not issue any certificate or script representing a fractional share of common stock or preferred stock. Any fractional shares that would otherwise be issuable will be rounded up to the next full share. Pursuant to the laws of the State of Nevada, each share of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the surviving corporation within 60 days after the effective time of the merger. Upon receipt of such shares of the terminating corporation, the surviving corporation shall issue a certificate for the whole shares of the common stock and a certificate for the whole shares of the preferred stock of the surviving corporation that are issuable in exchange for the shares of the terminating corporation. The shares of the surviving corporation that are outstanding immediately prior to the effective time of the merger shall be cancelled and deemed not outstanding as of the effective time of the merger.

     6. Each issued share of the preferred stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one share of the preferred stock of the surviving corporation, having substantially similar powers, designations, preferences and relative, participating, optional and other rights as the preferred shares of the terminating corporation. Pursuant to the laws of the State of Nevada, each share of the preferred stock of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the preferred stock of the surviving corporation within 60 days after the effective time of the merger.

     7. The surviving corporation may sue in any court with jurisdiction to cause any stockholder of the terminating corporation to tender certificates representing shares owned by such stockholder to be tendered to the surviving corporation for exchange. Stockholders of the terminating corporation shall have no rights to notices, distributions or voting with respect to the surviving corporation unless the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

     8. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one one-hundredth (.01) share of the Common Stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

     9. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Delaware General Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Nevada, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the merger herein provided for.

     10. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

     11. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of Delaware and the State of Nevada, shall be on the last to occur of:

     (a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Delaware General Corporation Law; or

     (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the General Corporation Law of the State of Nevada, is filed with the Secretary of State of the State of Nevada; or

     (c)  January  25,  2004.

     12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

     13. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Delaware and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of ATSI and the stockholders of Merger Corporation, no such amendment may (a) change the rate of exchange for any shares of ATSI or the types or amounts of consideration that will be distributed to the holders of the shares of stock of ATSI; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of ATSI or Merger Corporation.

     IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:  November 19, 2003          ATSI COMMUNICATIONS, INC.

                                   /s/ Arthur L. Smith
                              By:  _______________________________
                                   Name:   Arthur L. Smith
                                   Title:  President and Chief Executive Officer

                                   ATSI MERGER CORPORATION

                                   /s/ Arthur L. Smith
                              By:  _______________________________
                                   Name:   Arthur L. Smith
                                   Title:  President and Chief Executive Officer

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION
                              (Pursuant to NRS 78)

1.   Name of Corporation:                   ATSI Merger Corporation.

2.   Resident Agent Name and Address:       CSC Services of Nevada, Inc.
                                            502 East John Street
                                            Carson City, Nevada 89706

3.   Shares:                                150,000,000 Common Stock, $.001 par
                                            value per share
                                            50,000,000 Preferred Stock, $.001
                                            par value per share

4.   Name and Address of
     Board of Directors/Trustees:           Arthur L. Smith
                                            8600 Wurzbach Road
                                            Suite 700W
                                            San Antonio, Texas 78240

                                            Antonio Estrada
                                            8600 Wurzbach Road
                                            Suite 700W
                                            San Antonio, Texas 78240

5.   Purpose:                               The purpose of the corporation shall
                                            be to engage in any lawful activity

6.   Name, Address and
     Signature of Incorporator:             Kevin Medill       /s/ Kevin Medill
                                            1001 McKinney
                                            Suite 1800
                                            Houston, Texas 77002

7.   Certificate of Acceptance
     Of Appointment of
     Registered Agent:                      I hereby accept appointment as
                                            Resident Agent for the above named
                                            corporation. CSC Services of Nevada,
                                            Inc.
                                            /s/

                               OPTIONAL PROVISIONS

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                             ATSI MERGER CORPORATION

     8.     ISSUANCE  OF  SHARES:  The  200,000,000  shares  of  all  classes of
            ---------------------
capital stock which the corporation has authority to issue may be issued by the corporation from time to time as approved by the Board of Directors of the corporation without the approval of the stockholders except as otherwise provided by the General Corporation Law of the State of Nevada, the Articles of Incorporation of the corporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     (a) Except as provided in the Articles of Incorporation of the corporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the Board of Directors of the corporation.

     In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

     Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the corporation.

     (b) Except as provided in the Articles of Incorporation of the corporation, the Board of Directors of the corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;

          (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

          (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

          (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

          (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

     Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

     (c) No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

     (d) No shares of any class or series shall have cumulative voting rights in the election of directors.

     9.     CONDUCT OF STOCKHOLDER MEETINGS:      The following provisions shall
            --------------------------------
govern the conduct of meetings of the stockholders of the corporation:

     (a) Meetings of the stockholders may be held at such place as the bylaws may provide.

     (b) Any action required or permitted to be taken at any annual or special meeting of stockholders may be effected by the adoption by the Board of Directors of resolutions authorizing such action by written consent of the stockholders and the adoption by the written consent of stockholders constituting a majority of the voting power entitled to vote on such matter at a meeting.

     (c) Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the Board of Directors of the corporation, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose power and authority include the power and authority to call such meetings but special meetings may not be called by another person or persons.

     (d) Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the Board of Directors of the corporation or by any stockholder of the corporation entitled to vote generally in the election of directors. In order for a stockholder of the corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

     (e) Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     (f) The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

     10.     INCREASE  IN NUMBER AND ELECTION OF DIRECTORS:  The governing board
             ----------------------------------------------
of the corporation shall be styled as a "Board of Directors," and any member of said board shall be styled as a "Director." The number of directors of the corporation may be increased or decreased in the manner provided in the bylaws of the corporation; provided, that the number of directors shall never be greater than 15 nor less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation). Exclusive of directors, if any, elected by the holders of preferred stock, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the vote of a majority of the remaining directors, though less than a quorum. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

If the Board of Directors consists of six or more persons, the Board of Directors of the corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board of Directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the Board of Directors shall have been abolished by action taken to reduce the size of the Board of Directors prior to said meeting.

Whenever the holders of any one or more series of preferred stock of the corporation shall have the right, voting separately as a class, to elect one or more directors of the corporation, the Board of Directors shall include said directors so elected in addition to the number of directors fixed as provided in this provision 10. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the corporation elect one or more directors of the corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

     11.     DURATION  OF  CORPORATION:  The  corporation  shall  have perpetual
             --------------------------
existence.

     12.     LIABILITY OF DIRECTORS:  The personal liability of the directors of
             -----------------------
the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. Any repeal or amendment of this Article by the stockholders of the corporation shall be prospective.

     13.     INDEMNIFICATION:  The  corporation  shall,  to  the  fullest extent
             ----------------
permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     14.     AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS:  The Articles of
             --------------------------------------------------
Incorporation and the Bylaws of the corporation may be repealed, altered, amended or rescinded only by a vote of a majority of the entire Board of Directors or a majority of the outstanding shares of capital stock, voting as classes.

                                    EXHIBIT C

                                   DESIGNATION
                                       OF
                      SERIES H CONVERTIBLE PREFERRED STOCK
                                       OF
                            ATSI MERGER CORPORATION
                              (The "Corporation")

1.     Designation  and  Amount.  Of  the Fifty  Million (50,000,000) authorized
       ------------------------
shares of Preferred Stock (the "Preferred Stock") of the Corporation, there shall be a class of Series H Convertible Preferred Stock of the Corporation designated as "Series H Convertible Preferred Stock," and the number of shares constituting such series shall be Eleven Million (11,000,000). Such class is referred to herein as the "Series H Convertible Preferred Stock."

2.     Stated  Capital.  The  amount to be represented  in stated capital at all
       ---------------
times for each share of the Series H Convertible Preferred Stock shall be $.001.

3.     Rank.  All  shares of Series H  Convertible Preferred Stock rank prior to
       ----
all of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and Preferred Stock, par value $.001 per share, now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. All shares of Series H Convertible Preferred Stock shall rank as junior to any series of Preferred Stock having a designation with a letter occurring before the letter H.

4.     Dividends.  The  Series  H Convertible Preferred  Stock shall be entitled
       ---------
to receive dividends and distributions on parity with the Common Stock as though the Series H Convertible Preferred Stock had been converted to Common Stock at the highest conversion rate on the day before the record date for such dividends and distributions.

5.     Liquidation  Preference.  In  the event  of a liquidation, dissolution or
        -----------------------
winding up of the Corporation, whether voluntary or involuntary, the holders of Series H Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount equal to $.10 per share (the "Liquidation Amount"), and no more, before any payment shall he made or any assets distributed to the holders of Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series H Convertible Preferred Stock. If the assets of the Corporation available for distribution are not sufficient to pay to the holders of the Series H Convertible Preferred Stock and all other series of stock ranking on a parity with the Series H Convertible Preferred Stock the Liquidation amount, the assets of the Corporation shall be distributed ratably among the holders of the Series H Convertible Preferred Stock and such series ranking on a parity with the Series H Convertible Preferred Stock. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

6.     Optional  Redemptions  for  Common  Stock.
       -----------------------------------------

(a) Each issued and outstanding share of Series H Convertible Preferred Stock is redeemable for one (1) fully paid and non-assessable shares of Common
Stock  at  the  option  of  the  Corporation  at  any  time.

(b) The Corporation shall mail to each record holder of Series H Convertible Preferred Stock a notice of redemption (the "Redemption Notice") which shall state the date upon which the Series H Convertible Preferred Stock will be redeemed, the number of shares of Common Stock to be issued for each share of Series H Convertible Preferred Stock, and the place or places at which the Series H Convertible Preferred Stock must be presented for redemption. From and after the redemption date specified in the Redemption notice all shares of Series H Convertible Preferred Stock shall be deemed to be converted into the number of fully paid and non-assessable shares of Common Stock specified in the Redemption Notice and any certificate representing shares of Series H Convertible Preferred Stock shall be deemed to represent the number of shares of Common Stock issuable upon redemption of the Series H Convertible Preferred Stock represented thereby.

(c) Any Redemption Notice by the Corporation which is mailed as herein provided shall be conclusively presumed to have been duly given whether or not the holder of Series H Convertible Preferred Stock receives such Redemption Notice; and failure to give such Redemption Notice by mail, or any defect in such Redemption Notice shall not affect the validity of the proceedings for the redemption of any other shares of Series H Convertible Preferred Stock.

7.     Conversion  Privilege.
        ---------------------

(a)     Right  of  Conversion.  Each  issued  and  outstanding share of Series H
         ---------------------
Convertible Preferred Stock shall be convertible at the option of the holder thereof, as hereinafter adjusted, into: (i) one and one-fifth (1.2) fully paid and non-assessable shares of Common Stock by the holder thereof after such share has been owned of record by such holder for a period of one (1) year; and (ii) one and one-half (1.5) fully paid and non-assessable shares of Common Stock by the holder thereof after such share has been owned of record by such holder for a period of two (2) years.

(b)     Conversion  Procedure.  Any  holder  of  shares  of Series H Convertible
         ---------------------
Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Series H Convertible Preferred Stock at the office of the transfer agent for the Series H Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series H Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

The Corporation will, as soon as practicable after such deposit of certificates for Series H Convertible Preferred Stock accompanied by the written notice and, compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Series H Convertible Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series H Convertible Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series H Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Series H Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Series H Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

(c)     Adjustment of Conversion Rate.  The number of shares of Common Stock and
         -----------------------------
number or amount of any other securities and property as hereinafter provided into which a share of Series H Convertible Preferred Stock is convertible (the "Conversion Rate") shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall (1) pay a dividend or make a distribution on its Common Stock that is paid or made (A) in other shares of stock of the Corporation or (B) in rights to purchase stock or other securities if such rights are not separable from the Common Stock except upon the occurrence of a contingency, or (2) subdivide its outstanding shares of Common Stock into a greater number of shares or (3) combine its outstanding shares of Common Stock into a smaller number of shares, then in any such case the conversion rate in effect immediately prior thereto shall be adjusted retroactively as provided below so that the holder of any shares of Series H Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Corporation and other shares and rights to purchase stock or other securities (or, in the event of the redemption of any such shares or rights, any cash, property or securities paid in respect of such redemption) which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series H Convertible Preferred Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date of the subdivision or combination.

(ii) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided below) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, or shall sell any shares of Common Stock at a price per share less than the current market price per share, then the conversion rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such conversion rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination: provided, however, in the event that all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the conversion rate shall be readjusted to the conversion rate which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

(iii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, cash (excluding ordinary cash dividends paid out of retained earnings of the Corporation), other assets, securities or rights or warrants to subscribe for or purchase any security (excluding those referred to in subparagraphs (i) and (ii) above), then in each such case the conversion rate shall be adjusted retroactively so that the same shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided below) of the Common Stock on the date fixed for such determination and the denominator shall be such current market price per share of the Common Stock less the amount of cash and the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the assets, rights, securities or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

(iv) For the purpose of any computation under this Section 7, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days commencing with the 1st trading day before the day in question. The closing price for each day shall be the reported last sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the market on which the Common Stock trades in the following order: the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) the NASDAQ System, the Over-the-Counter Bulletin Board, and the over-the-counter market. If the Common Stock does not trade on any such market for a period of five (5) consecutive trading days during such period the current market price shall be specified by the Board of Directors acting in good faith. "Trading day" shall mean a day on which the market on which the market used to determine the closing price is open for the transaction of business or the reporting of trades or, if the closing price is not so determined, a day on which the New York Stock
Exchange  is  open  for  the  transaction  of  business.

(v) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that the Corporation may make any such adjustment its election; and provided further, that any adjustments which by reason of this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(vi) Whenever the conversion rate is adjusted as provided in any provision of this Section 7: (1) the Corporation shall compute the adjusted conversion rate in accordance with this Section 7 and shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent of the Series H Convertible Preferred Stock; and (2) a notice stating that the conversion rate has been adjusted and setting forth the adjusted conversion rate shall be mailed by the Corporation to all record holders of Series H Convertible Preferred Stock at their then last addresses as they shall appear in the stock transfer books of the Corporation.

(vii) In the event that at any time, as a result of any adjustment made pursuant to this Section 7, the holder of any shares of Series H Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of any share of Series H Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 7 with respect to the Common Stock.

(d)       No  Fractional  Shares.  No  fractional  shares or scrip representing
           ----------------------
fractional shares of Common Stock shall be issued upon conversion of Series H Convertible Preferred Stock. Any fractional shares that would otherwise be issuable redeemed in cash at the current market price. If more than one certificate representing shares of Series H Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series H Convertible Preferred Stock so surrendered.

(e)      Reclassification; Consolidation; Merger or Sale of Assets.  In case of
          ---------------------------------------------------------
any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other person, any merger of another person into the Corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of Series H Convertible Preferred Stock then outstanding shall be entitled to receive the such securities, cash or other property he would be entitled to receive if all of the Series H Convertible Preferred Stock had been converted to shares of Common Stock of the Corporation immediately prior to such reclassification, merger, sale, transfer or share exchange.

(f)       Reservation of Shares; Transfer Taxes; Etc.  The Corporation shall at
           ------------------------------------------
all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series H Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series H Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of its incorporation, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Series H Convertible Preferred Stock.

If any shares of Common Stock required to be reserved for purposes of conversion of the Series H Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series H Convertible Preferred Stock.

The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series H Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Series H Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

8.     Voting  Rights.  The holders of the Series H Convertible Preferred Stock
        --------------
shall not be entitled to vote on any matters subject to the vote of the stockholders of the Corporation except to the extent expressly provided by the Nevada General Corporation Law.

9.      Securities Not Registered Under the Securities Act of 1933. Neither the
         ----------------------------------------------------------
shares of Series H Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Act or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

(a)       Restrictive  Legends.  Each  share  of Series H Convertible Preferred
           --------------------
Stock and certificate for Common Stock issued upon the conversion of any shares of Series H Convertible Preferred Stock, and each Series H Convertible Preferred Stock certificate issued upon the transfer of any such shares of Series H Convertible Preferred Stock or Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

(b)       Notice  of Proposed Transfer: Opinions of Counsel. Except as provided
           -------------------------------------------------
in paragraph (c) of this Section 9, prior to any transfer of any such shares of Series H Convertible Preferred Stock the holder thereof will give written notice to the Corporation of such holder's intention to effect such transfer and to comply in all other respects with this Section 9. Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the holder giving such notice (who may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel, and the following provisions shall apply:

(i) If in the opinion of each such counsel the proposed transfer of such shares of Series H Convertible Preferred Stock may be effected without registration under the Act, the Corporation will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such shares of Series H Convertible Preferred Stock in accordance with the terms of the notice delivered by such holder to the Corporation. Each share of Series H Convertible Preferred Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of this
Section 9, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act. If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall fail to notify such holder thereof as aforesaid, within 20 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Corporation), then for all purposes of this Designation the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such holder.

(ii) If in the opinion of either or both of such counsel the proposed transfer of such shares of Series H Convertible Preferred Stock may not be effected without registration under the Act, the Corporation will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such share of Series H Convertible Preferred Stock until receipt of a further notice from the Corporation under subparagraph (i) above.

(c)       Proposed Transfer to Institutions. Notwithstanding the foregoing, any
           ---------------------------------
holder of such share of Series H Convertible Preferred Stock shall be permitted to transfer any such share of Series H Convertible Preferred Stock to a limited number of institutional investors, provided that:

(i) Each such holder represents in writing that it is acquiring such shares of Series H Convertible Preferred Stock for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee);

(ii) Each such holder agrees in writing to be bound by all the restrictions on transfer of such shares of Series H Convertible Preferred Stock contained in this Section 9; and

(iii) Such holder delivers to the Corporation an opinion of counsel who shall be satisfactory to counsel for the Corporation, stating that such transfer may be effected without registration under the Act.

10.    Status of Acquired  Shares.  Shares  of  Series  H  Convertible Preferred
       --------------------------
Stock redeemed by the Corporation pursuant to Section 6, received upon conversion pursuant to Section 6 or 7 otherwise acquired by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class and may thereafter be issued, but not as shares of Series H Convertible Preferred Stock.

11.    Preemptive  Rights.  The  Series  H  Convertible  Preferred  Stock is not
       ------------------
entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

12.    Severability  of  Provisions.  Whenever  possible,  each provision hereof
       ---------------------------
shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                                    APPENDIX


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON APRIL 27, 2004

The undersigned stockholder of ATSI Communications, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur L. Smith and Kathleen Keller, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's common stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on April 27, 2004, and any adjournment thereof, with all powers that the undersigned would possess if personally present.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXIES DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS, PROPOSAL NUMBER 2 AND PROPOSAL NUMBER 3. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSAL NUMBER 2, AND FOR PROPOSAL NUMBER 3.

Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

Please MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[_]     NEW  ADDRESS:
        ______________________________________________________
        ______________________________________________________
        ______________________________________________________

[_]     CHECK HERE FOR  ADDRESS  CHANGE  AND  SEE  REVERSE

[_]     CHECK HERE FOR  CONSENT  TO ELECTRONIC COMMUNICATIONS VIA THE INTERNET

By checking the box above, I consent to future access to the Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, American Stock Transfer & Trust Company, New York, New York and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

continued and to be signed on reverse side

1.     ELECTION  OF  DIRECTORS

  [_]  FOR all nominees listed below
  [_]  WITHHOLD all nominees listed below

  Nominees:    Murray R. Nye
               Richard C. Benkendorf

  [_] Place an "X" in this box to vote for all nominees listed above except the nominees written below.

  ______________________________

2. PROPOSAL TO APPROVE THE APPOINTMENT OF MALONE AND BAILEY, PLLC AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2004.

     [_]  FOR            [_]  AGAINST         [_]  ABSTAIN

3. PROPOSAL TO APPROVE THE RE-INCORPORATION OF THE COMPANY IN NEVADA BY MERGER WITH AND INTO ITS WHOLLY OWNED SUBSIDIARY.

     [_]  FOR            [_]  AGAINST         [_]  ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY MATTER THAT THE COMPANY DID NOT HAVE NOTICE ON FEBRUARY 8, 2004, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


Signature  ________________________  Signature  _____________________________

Date  ___________________________

Please sign exactly as name appears above.
When shares are held by joint tenants, both should sign.
When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer.
If a partnership, please sign in partnership name by authorized person.